4Q 2017 SUPPLEMENTAL FINANCIAL INFORMATION December 14, 2017 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements The information set forth herein contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking information included herein that is not historical fact is subject to a number of risks and uncertainties, depending upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), and actual results realized by the Company could differ materially from the forward-looking information included herein. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. The Company recommends that existing and prospective investors review the information set forth in its Annual Report on Form 10-K filed contemporaneously herewith. Unless otherwise indicated or the context otherwise requires, (i) our fiscal year ends on September 30 and all references to a quarter or year refer to the applicable fiscal quarter or year and (ii) the information presented herein relates solely to the Company’s multi-family property segment.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Balance Sheets 4 Multi-Family Portfolio Data by Region 5 Same Store Comparison (Fourth Quarter) 6 Same Store Comparison (Fiscal Year End) 7 Acquisitions and Dispositions 8 Debt Analysis 9 Non-GAAP Financial Measures, Definitions, and Reconciliations 10-11 Portfolio Table 12

Financial Highlights 1 2017 2016 2015 2014 Market Information Market capitalization 150,320,535$ 111,190,680$ 99,976,487$ 107,273,903$ Shares outstanding 14,022,438 13,898,835 14,101,056 14,303,187 Closing share price 10.72$ 8.00$ 7.09$ 7.50$ Dividend declared per share 0.18$ -$ -$ -$ Portfolio Multi-family properties owned 33 33 28 27 Units 9,568 9,420 8,300 7,609 Average occupancy (1) 93.8% 92.8% 94.5% 94.0% Average monthly rental revenue per occupied unit (1) $933 $852 $810 $785 2017 (Unaudited) 2016 (Unaudited) 2017 (Unaudited) 2016 (Unaudited) Per Share Data Earnings per share (basic and diluted) (2) 0.39$ 0.21$ 0.97$ 2.23$ FFO per hare of common stock (3) 0.22$ 0.06$ 0.67$ 0.47$ AFFO per share of common stock (3) 0.27$ 0.18$ 0.88$ 0.78$ (1) Includes, for the applicable period, stabilized properties (except for average occupancy which excludes Retreat at Cinco Ranch due to damage suffered from Hurricane Harvey). (2) See note A on page 2 with respect to the capitalization of property acquisition costs. (3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, at page 3, and the definitions of such terms at page 11. Quarter ended September 30, As of September 30, Year ended September 30,

Operating Results (dollars in thousands, except per share amounts) 2 2017 (Unaudited) 2016 (Unaudited) 2017 2016 Revenues Rental and other revenue from real estate properties 28,073$ 25,211$ 104,477$ 95,202$ Other income 314 678 1,294 3,319 Total revenues 28,387 25,889 105,771 98,521 Expenses Real estate operating expenses 13,641 12,342 51,279 47,519 Interest expense 7,902 6,284 28,171 23,878 Advisor's fees, related party - - - 693 Property acquisition costs (1) - 1,434 - 3,852 General and administrative 2,100 2,134 9,396 8,536 Depreciation 8,861 6,693 30,491 23,180 Total expenses 32,504 28,887 119,337 107,658 Total revenues less total expenses (4,117) (2,998) (13,566) (9,137) Equity in loss of unconsolidated joint ventures (77) - (384) - Gain on sale of real estate 16,763 11,379 52,601 46,477 Gain on sale of partnership interest - - - 386 Loss on extinguishment of debt (664) (1,879) (1,463) (4,547) Income from continuing operations 11,905 6,502 37,188 33,179 Provision for taxes 61 700 1,560 700 Income from continuing operations, net of taxes 11,844 5,802 35,628 32,479 Discontinued operations: Loss from discontinued operations - - - (2,788) Gain on sale of partnership interest - - - 15,467 Income from discontinued operations - - - 12,679 Net income 11,844 5,802 35,628 45,158 (Income) attributable to non-controlling interests (6,383) (2,895) (22,028) (13,869) Net income attributable to common stockholders 5,461$ 2,907$ 13,600$ 31,289$ Basic and diluted per share amounts attributable to common stockholders: Income from continuing operations 0.39$ 0.21$ 0.97$ 1.21$ Income from discontinued operations - - - 1.02 Basic and diluted earnings per share 0.39$ 0.21$ 0.97$ 2.23$ Weighted avera e number of shares of common stock outstanding: Basic 14,023,735 13,903,639 13,993,638 14,017,279 Diluted 14,123,735 13,903,639 14,018,843 14,017,279 Quarter ended September 30, Year ended September 30, (1) Effective with the quarter ended December 31, 2016, BRT capitalizes property acquisition costs in accordance with ASU 2017-01, Business Combinations: Clarifying the Definition of a Business.

Funds From Operations (dollars in thousands, except per share amounts) 3 2017 (Unaudited) 2016 (Unaudited) 2017 (Unaudited) 2016 (Unaudited) GAAP Net income attributable to common stockholders 5,461$ 2,907$ 13,600$ 31,289$ Add: depreciation of properties 8,861 6,693 30,491 24,329 Add: our share of depreciation in unconsoliated joint ventures 216 5 737 20 Add: amortization of deferred leasing costs - - - 15 Deduct: gain on sales of real estate and partnership interests (16,763) (11,378) (52,601) (62,330) Adjustment for non-controlling interest 5,305 2,597 17,122 13,320 Funds from operations (FFO) attributable to 3,080$ 824$ 9,349$ 6,643$ common stockholders Adjust for straight line rent accruals (10) (70) (56) (200) Add: loss on extinguishment of debt 664 1,879 1,463 4,547 Add: amortization of restricted stock and RSU expense 155 316 1,218 1,005 Add: amortization of deferred mortgage costs 370 229 1,244 1,645 Adjustment for non-controlling interest (379) (764) (920) (2,729) Adjusted funds from operations (AFFO) 3,880$ 2,414$ 12,298$ 10,911$ attributable to common stockholders Per share data GAAP Net income attributable to common stockholders 0.39$ 0.21$ 0.97$ 2.23$ Add: depreciation of properties 0.62 0.48 2.18 1.74 Add: our share of depreciation in unconsoliated joint ventures 0.02 - 0.05 - Deduct: gain on sales of real estate and partnership interests (1.19) (0.82) (3.75) (4.45) Adjustment for non-controlling interest 0.38 0.19 1.22 0.95 Funds from operations (FFO) attributable to 0.22$ 0.06$ 0.67$ 0.47$ common stockholders Adjust for straight line rent accruals - (0.01) - (0.01) Add: loss on extinguishment of debt 0.04 0.14 0.10 0.32 Add: amortiz ti n of restricted stock and RSU expense 0.01 0.02 0.09 0.07 Add: amortization of deferred mortgage costs 0.03 0.02 0.09 0.12 Adjustment for non-controlling interest (0.03) (0.05) (0.07) (0.19) Adjusted funds from operations (AFFO) 0.27$ 0.18$ 0.88$ 0.78$ attributable to common stockholders Quarter Ended September 30, Year ended September 30,

Consolidated Balance Sheets (amounts in thousands) 4 2017 2016 2015 Assets Real estate properties, net of accumulated depreciation 902,281$ 759,576$ 591,727$ Real estate loan 5,500 19,500 - Cash and cash equivalents 12,383 27,399 15,556 Restricted cash 6,151 7,383 6,518 Deposits and escrows 27,839 18,972 12,782 Investment in unconsolidated joint ventures 21,415 298 - Other assets 9,359 7,775 6,882 Assets of discontinued operations - - 163,545 Real estate properties held for sale 8,969 33,996 23,859 Total Assets 993,897$ 874,899$ 820,869$ Liabilities and equity Liabilities Mortgage payable, net of deferred costs 697,826$ 588,457$ 451,159$ Junior subordinated notes, net of deferred costs 37,018 36,998 36,978 Accounts payable and accrued liabilities 22,348 20,716 14,780 Liabilities of discontinued operations - - 138,530 Mortgage payable held for sale - 27,052 19,248 Total liabilities 757,192 673,223 660,695 Equity 133 - - Shares of beneficial interest, $3 per value - 39,696 40,285 Additional paid in capital 201,910 161,321 161,842 Accumulated other comprehensive income (loss) 1,000 (1,602) (58) Accumulated deficit (37,047) (48,125) (79,414) Total BRT Apartments Corp. stockholders' equity 165,996 151,290 122,655 Non-controlling interests 70,709 50,386 37,519 Total Equity 236,705 201,676 160,174 Total Liabilities and Equity 993,897$ 874,899$ 820,869$ Common Stock, $.01 par value, 300,000 shares authorized; 13,336 shares issued at June 30, 2017 As at September 30,

BRT APARTMENTS

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

2017 Results

	Units (1)	Revenues	Property Operating Expenses	NOI (2)	% of NOI Contribution	Average Occupancy (3)	Weighted Average Monthly Rent per Occupied Unit
Texas	2,695	$ 32,011	$ 17,894	$ 14,118	26.5%	91.5%	$ 963
Florida	1,268	15,339	7,421	7,918	14.9%	94.3%	1,149
Georgia	959	11,842	5,545	6,297	11.8%	94.7%	940
Alabama	826	7,849	3,757	4,092	7.7%	94.9%	735
Mississippi	776	8,310	3,248	5,062	9.5%	96.5%	858
Missouri	775	7,694	3,652	4,041	7.6%	93.1%	944
South Carolina	683	6,305	3,555	2,749	5.2%	94.1%	985
Indiana	400	3,418	2,082	1,335	2.5%	92.0%	652
Tennessee	300	4,239	1,363	2,876	5.4%	96.9%	1,045
Ohio	264	2,671	1,220	1,451	2.7%	96.8%	801
Virginia	220	3,160	996	2,164	4.1%	95.0%	1,246
Other (4)	-	1,639	546	1,093	2.1%	N/A	N/A
Totals	**9,166**	**$ 104,477**	**$ 51,279**	**$ 53,198**	**100%**	**93.8%**	**$ 933**

(1) Excludes 402 units under development in West Nashville, TN.

(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 10 and the definition at page 10.

(3) Average occupancy excludes properties that are not stabilized and Retreat at Cinco Ranch.

(4) Primarily reflects amounts from properties included in the Company's other assets segment including revenues of $1,298 and expenses of $225 related to a commercial leasehold position in Yonkers, NY.

5

BRT APARTMENTS

Same Store Comparisons
Fourth Quarter
2017 and 2016

(dollars in thousands, except monthly rent amounts)

Quarter ended September 30, 2017		Revenues			Property Operating Expenses			NOI (2)		
	Units	Q4 2017	Q4 2016	Growth	Q4 2017	Q4 2016	Growth	Q4 2017	Q4 2016	Growth
Texas (1)	1,630	$ 4,719	$ 4,537	4.0%	$ 2,717	$ 2,482	9.5%	$ 2,002	$ 2,055	(2.6%)
Florida	1,026	3,824	3,662	4.4%	1,733	1,703	1.8%	2,091	1,959	6.8%
Alabama	826	1,988	1,899	4.7%	914	958	(4.6%)	1,073	941	14.1%
Georgia	688	1,917	1,780	7.7%	800	811	(1.4%)	1,117	969	15.2%
Missouri	420	1,139	1,101	3.5%	615	532	15.5%	525	569	(7.7%)
South Carolina	412	1,324	1,298	2.0%	686	660	3.9%	639	638	0.1%
Indiana	400	934	883	5.8%	562	518	8.6%	373	366	1.9%
Mississippi	392	1,038	1,007	3.0%	424	386	9.9%	614	621	(1.2%)
Tennessee	300	1,020	1,006	1.3%	345	416	(17.0%)	674	590	14.2%
Ohio	264	679	646	5.2%	291	328	(11.2%)	388	318	22.1%
Totals	**4,728**	**$ 18,582**	**$ 17,819**	**4.3%**	**$ 9,086**	**$ 8,794**	**3.3%**	**$ 9,496**	**$ 9,026**	**5.2%**

Quarter ended September 30, 2017	Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	Q4 2017	Q4 2016	Growth	Q4 2017	Q4 2016	Growth
Texas (1)	92.7%	91.2%	1.7%	$ 918	$ 887	3.6%
Florida	95.5%	95.3%	0.3%	1,172	1,116	5.0%
Alabama	94.9%	95.6%	(0.7%)	735	715	2.7%
Georgia	97.2%	96.5%	0.8%	854	795	7.3%
Missouri	94.4%	93.9%	0.5%	793	816	(2.8%)
South Carolina	92.8%	94.7%	(2.0%)	1,004	994	1.1%
Indiana	97.7%	93.7%	4.3%	682	660	3.3%
Mississippi	97.1%	97.2%	(0.1%)	843	821	2.7%
Tennessee	97.9%	98.2%	(0.3%)	1,077	1,062	1.5%
Ohio	96.9%	96.0%	0.9%	827	775	6.8%
Totals	**95.1%**	**94.5%**	**0.6%**	**$ 908**	**$ 878**	**3.4%**

(1) Excludes Retreat at Cinco Ranch in Katy, TX that suffered significant damage as a result of Hurricane Harvey.

(2) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy, and/or increases in taxes.

See definition of Same Store on page 11

6

Same Store Comparisons
Years Ended
September 30, 2017 and 2016

(dollars in thousands, except monthly rent amounts)

2017 Results		Revenues			Property Operating Expenses			NOI (1)		
	Units	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
Florida	1,026	$ 14,971	$ 14,358	4.3%	$ 7,179	$ 6,713	6.9%	$ 7,792	$ 7,645	1.9%
Texas	848	9,655	9,603	0.5%	5,611	5,275	6.4%	4,045	4,328	(6.6%)
Alabama	826	7,849	7,319	7.2%	3,757	3,552	5.8%	4,092	3,767	8.6%
Missouri	420	4,328	4,163	4.0%	2,022	1,980	2.1%	2,306	2,182	5.7%
Indiana	400	3,418	3,421	(0.1%)	2,082	1,857	12.1%	1,335	1,564	(14.6%)
Tennessee	300	3,991	3,898	2.4%	1,562	1,528	2.2%	2,429	2,369	2.5%
Ohio	264	2,671	2,563	4.2%	1,220	1,211	0.8%	1,451	1,352	7.3%
Georgia	212	2,682	2,469	8.6%	1,116	1,157	(3.6%)	1,566	1,312	19.3%
South Carolina	208	3,032	2,839	6.8%	1,435	1,445	(0.7%)	1,597	1,394	14.5%
Totals	**4,504**	**$ 52,597**	**$ 50,633**	**3.9%**	**$ 25,985**	**$ 24,719**	**5.1%**	**$ 26,612**	**$ 25,914**	**2.7%**

2017 Results	Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2017	2016	Growth	2017	2016	Growth
Florida	94.4%	95.4%	(1.1%)	$ 1,165	$ 1,097	6.2%
Texas	91.7%	92.8%	(1.2%)	915	904	1.2%
Alabama	94.9%	92.2%	2.9%	730	715	2.1%
Missouri	92.9%	91.8%	1.2%	789	788	0.1%
Indiana	92.0%	94.1%	(2.2%)	652	642	1.5%
Tennessee	97.3%	97.8%	(0.5%)	1,066	1,032	3.4%
Ohio	96.8%	96.9%	(0.1%)	801	762	5.2%
Georgia	97.6%	94.6%	3.2%	979	920	6.4%
South Carolina	94.5%	93.3%	1.3%	969	970	(0.1%)
Totals	**94.1%**	**94.0%**	**0.1%**	**$ 918**	**$ 888**	**3.4%**

(1) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy, and/or increases in taxes.

See definition of Same Store on page 11

7

BRT APARTMENTS

Multi-Family Acquisitions and Dispositions
Year Ended
September 30, 2017
(dollars in thousands)

Acquisitions

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Fredricksburg, VA	11/4/2016	220	$ 38,490	$ 29,900	$ 8,720	80.0%	$ 643
Saint Louis, MO	2/28/2017	128	27,000	20,000	6,001	75.5%	423
Saint Louis, MO	2/28/2017	53	8,000	6,200	2,002	75.5%	134
Creve Coeur, MO	4/4/2017	174	39,600	29,000	9,408	78.4%	569
Nashville, TN	6/2/2017	402	5,228	-	4,800	58.1%	226
Farmers Branch, TX	6/29/2017	509	85,698	55,200	16,200	50.0%	992
Tallahassee, FL	8/30/2017	242	27,588	21,524	7,015	80.0%	377
		1,728	$ 231,604	$ 161,824	$ 54,146		$ 3,364

Acquisitions Subsequent to September 30, 2017

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Huntsville, AL	12/7/2017	204	$ 18,420	$ 15,000	$ 4,456	80.0%	$ 174

Dispositions

Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT Portion of Gain on Sale (1)	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Greenville, SC	10/19/2016	350	$ 68,000	$ 18,483	$ 9,153	-	-
Panama City, FL	10/26/2016	160	14,720	7,393	3,914	$ 799	$ 423
Atlanta, GA	11/21/2016	350	36,750	8,905	4,738	-	-
Hixson, TN	11/30/2016	156	10,775	608	456	-	-
Humble, TX	7/11/2017	160	11,300	4,767	2,825	195	115
Humble, TX	7/11/2017	260	18,000	7,707	4,564	305	181
Pasadena, TX	7/28/2017	144	9,750	4,289	1,660	164	63
		1,580	$ 169,295	$ 52,152	$ 27,310	$ 1,463	$ 782

Dispositions Subsequent to September 30, 2017

Location	Sale Date	No. of Units	Sales Price	Estimated Gain	BRT Portion of Estimated Gain	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
Melbourne, FL	10/25/2017	208	$ 22,250	$ 12,700	$ 9,900	$ 260	$ 200

(1) BRT's gain is calculated from the property gain of $52,152 less the non-controlling interest of $24,842.

8

BRT APARTMENTS

Debt Analysis

(in thousands, except property data amounts)

Mortgage Debt

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2018	$ 35,016	$ 6,016	$ 29,000	5%	3.73%
2019	59,858	6,432	53,426	8%	3.86%
2020	61,875	6,804	55,071	9%	3.22%
2021	22,279	8,278	14,001	2%	4.29%
2022	40,428	8,356	32,072	5%	4.40%
Thereafter	484,715	38,581	446,134	71%	4.19%
Total	$ 704,171	$ 74,467	$ 629,704	100%	

Weighted Average Remaining Term to Maturity	6.9 years
Weighted Average Interest Rate	4.03%
Debt Service Coverage Ratio (2)	1.41

(1) Is based on balloon payments at maturity
(2) See definition of Debt Service Coverage Ratio on page 11

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e,* 3.31% at 9/30/2017)
Maturity	April 30, 2036

9

NON-GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) 10 We define NOI as total property revenues less total property operating expenses. Property operating expenses exclude, among other things, depreciation and interest expense on the related property. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: 2017 (Unaudited) 2016 (Unaudited) 2017 (Unaudited) 2016 (Unaudited) GAAP Net income attributable to common stockholders 5,461$ 2,907$ 13,600$ 31,289$ Less: Other Income (314) (678) (1,294) (3,319) Add: Interest expense 7,902 6,284 28,171 23,878 Advisor's fees, related party - - - 693 Property acquisition costs - 1,434 - 3,852 General and administrative 2,101 2,134 9,396 8,536 Depreciation 8,861 6,693 30,491 23,180 Less: Gain on sale of real estate (16,763) (11,379) (52,601) (46,477) Gain on sale of partnership interest - - - (386) Add: Loss on extinguishment of debt 664 1,879 1,463 4,547 Equity i l ss of unconsolidated joint ventures 77 - 384 Pr visio for taxes 61 700 1,560 700 Discontinued operations: Loss from discontinued operations - - - 2,788 Less: Gain on sale of partnership interest - - - (15,467) Add: Net income attributable to non-controlling interests 6,383 2,895 22,028 13,869 Net Operating Income 14,433$ 12,869$ 53,198$ 47,683$ Quarter ended September 30, Year ended September 30,

NON-GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) 11 Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense and amortization of deferred mortgage costs. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared. Newly constructed, lease-up, development and redevelopment properties, are deemed stabilized upon attainment of 90% physical occupancy. Cinco Ranch is not deemed a stabilized property because of the damage it suffered in Hurricane Harvey.

Portfolio Table

As of 12/13/2017

Property	City	State	Year Built	Property Age	No. of Units	Q4 2017 Avg. Occupancy	Q4 Avg Rent per Occ. Unit	% Ownership
Fountains	Palm Beach Gardens	FL	1970	48	542	95%	$ 1,329	80%
Silvana Oaks	North Charleston	SC	2010	8	208	96%	1,123	100%
Avondale Station	Decatur	GA	1950	68	212	98%	1,002	100%
Stonecrossing	Houston	TX	1978	40	240	90%	874	91%
Pathway	Houston	TX	1979	39	144	85%	915	91%
Brixworth at Bridgestreet	Huntsville	AL	1985	33	208	96%	702	80%
Newbridge Commons	Columbus	OH	1999	19	264	97%	827	100%
Waterside at Castleton	Indianapolis	IN	1983	35	400	98%	682	80%
Crossings of Bellevue	Nashville	TN	1985	33	300	98%	1,077	80%
Kendall Manor	Houston	TX	1981	37	272	93%	826	80%
Avalon	Pensacola	FL	2008	10	276	94%	967	98%
Apartments at Venue	Valley	AL	2008/2009	10	618	94%	746	61%
Parkway Grande	San Marcos	TX	2014	4	192	97%	1,065	80%
Cedar Lakes	Lake St. Louis	MO	1985	33	420	94%	793	80%
Factory at Garco	North Charleston	SC	2017	1	271	57%	954	65%
Woodland Trails	LaGrange	GA	2010	8	236	98%	892	100%
Retreat at Cinco Ranch	Katy	TX	2008	10	268	81%	976	75%
Grove at River Place	Macon	GA	1988	30	240	96%	681	80%
Civic Center 1	Southaven	MS	2002	16	392	97%	843	60%
Verandas at Shavano Park	San Antonio	TX	2014	4	288	96%	989	65%
Chatham Court and Reflections	Dallas	TX	1986	32	494	92%	889	50%
Waters Edge at Harbison	Columbia	SC	1996	22	204	89%	874	80%
Pointe at Lenox Park	Atlanta	GA	1989	29	271	93%	1,165	74%
Civic Center 2	Southaven	MS	2005	13	384	98%	893	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	3	288	94%	984	72%
Kilburn Crossing	Fredericksburg	VA	2005	13	220	95%	1,262	80%
OPOP Towers	St. Louis	MO	2014	4	128	95%	1,459	76%
OPOP Lofts	St. Louis	MO	2014	4	53	92%	1,512	76%
Vanguard Heights	Creve Coeur	MO	2016	2	174	81%	1,638	78%
Mercer Crossing	Dallas	TX	2014/2016	3	509	92%	1,194	50%
Jackson Square	Tallahassee	FL	1996	22	242	94%	1,062	80%
Magnolia Pointe	Huntsville	AL	1991	27	204	N/A	N/A	80%
Total/Weighted Average				21.4	9,162			
Development Projects								
Bell's Bluff	Nashville	TN	N/A	N/A	402	N/A	N/A	58%
Total (Including Development Projects)					**9,564**			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Units	% Ownership
Canalside Sola (1)	Columbia	SC	N/A	N/A	338	46%
Canalside Lofts	Columbia	SC	2008/2013	8	374	32%
Gateway Oaks	Forney	TX	2016	2	313	50%
Total					1,025	

(1) Development project

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